Filed pursuant to Rule 497(a)

Registration No. 333-212142

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$750.0 MILLION 3.500% NOTES DUE 2023

New York, NY—August 7, 2017—Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $750.0 million in aggregate principal amount of 3.500% notes due 2023.  The notes will mature on February 10, 2023 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Merrill Lynch, J.P. Morgan, SunTrust Robinson Humphrey and RBC Capital Markets are acting as joint book-running managers for this offering.  Barclays, BMO Capital Markets, Goldman Sachs & Co. LLC, Mizuho Securities, Morgan Stanley and Wells Fargo Securities are acting as joint lead managers for this offering.  BNY Mellon Capital Markets, LLC, Capital One Securities, Citigroup, Comerica Securities, Credit Suisse, HSBC Securities (USA) Inc., ICBC Standard Bank, Keefe, Bruyette & Woods, a Stifel Company, MUFG, Santander, SMBC Nikko and US Bancorp are acting as co-managers for this offering. The offering is expected to close on August 10, 2017, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The pricing term sheet dated August 7, 2017, the preliminary prospectus supplement dated August 7, 2017 and the accompanying prospectus dated August 4, 2017, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.  The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, or email dg.prospectus_requests@baml.com; or J.P. Morgan Securities LLC, 383 Madison Avenue, New York NY 10179, Attn: Investment Grade Syndicate Desk, 212-834-4533.

ABOUT ARES CAPITAL CORPORATION

Ares Capital is a leading specialty finance company that provides one-stop debt and equity financing solutions to U.S. middle market companies, venture capital backed businesses and power generation projects. Ares Capital originates and invests in senior secured loans, mezzanine debt and, to a lesser extent, equity investments through its national direct origination platform. Ares Capital’s investment objective is to generate both current income and capital appreciation through debt and equity investments primarily in private companies. Ares Capital has elected to be regulated as a business development company (“BDC”) and as of June 30, 2017, was the largest BDC by both market capitalization and total assets. Ares Capital is externally managed by a subsidiary of Ares Management, L.P. (“Ares Management”) (NYSE:ARES), a publicly traded, leading global alternative asset manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission.  Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS CONTACTS

Carl G. Drake

John Stilmar
Ares Capital Corporation
(888) 818-5298